UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 2, 2016

(Date of earliest event reported)

Rice Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices and zip code)

(724) 271-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Rice Midstream Partners LP (the “Partnership”) is filing this Current Report on Form 8-K to provide certain financial information with respect to certain midstream assets (the “Vista Gathering Assets”) that the Partnership indirectly acquired on October 19, 2016 when the Partnership acquired Vantage Energy II Access, LLC and Vista Gathering, LLC (the “Midstream Acquisition”) pursuant to that certain Purchase and Sale Agreement, dated September 26, 2016, between the Partnership and Rice Energy Inc.

Included in this filing as Exhibit 99.1 is the unaudited pro forma combined financial information described in Item 9.01(a) below.

Item 9.01	Financial Statements and Exhibits.

(a) Pro Forma Financial Information

The following unaudited pro forma combined financial information of the Partnership, giving effect to the Midstream Acquisition, is included in Exhibit 99.1 hereto:

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2016.

•	Unaudited Pro Forma Combined Statement of Operations for the nine month period ended September 30, 2016.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2016	RICE MIDSTREAM PARTNERS LP

By: Rice Midstream Management LLC,
its general partner

/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma combined financial information.

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